                                                                    EXHIBIT 10.6

NATIONWIDE
INSURANCE

                        NATIONWIDE LIFE INSURANCE COMPANY
                           HOME OFFICE COLUMBUS, OHIO
                        (HEREINAFTER CALLED THE COMPANY)



        In consideration of the Application for this Contract made by

                                TRUSTEE(S) OF THE
                     TEAM FINANCIAL, INC. 401(k) PLAN TRUST
                              (The Contractholder)

        and of the payment of Deposits as provided, the Company agrees to pay, in accordance with and subject to the terms and conditions of this Contract, the benefits set forth with respect to each Participant.

        Effective Date of Contract:                  January 01, 1999

        Issue Date of Contract:                      February 08, 1999

        Jurisdiction:                                Kansas

        In witness whereof the Company has caused this Contract to be executed and duly attested on the issue Date shown above.


                                                     /s/ Joseph J. Gasper
                                                     President


                                                     /s/ Dennis W. Click
                                                     Secretary

         Attest: /s/ Kelly A. Graham

         ALL CONTRACTUAL VALUES BASED ON THE INVESTMENT RESULTS OF A SEPARATE ACCOUNT INCLUDED IN THIS CONTRACT ARE VARIABLE (MAY INCREASE OR DECREASE) AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

         GROUP SEPARATE ACCOUNT ANNUITY CONTRACT NO. GA-P AM29 FIXED DOLLAR ANNUITIES ONLY

         NON-PARTICIPATING
         ANNUAL APPLICATION OF EXPERIENCE RATING PLAN

         APO-2243                                                       VARIABLE

                                TABLE OF CONTENTS


  ARTICLE                                                                                                    PAGE

              CONTRACT SUMMARY PAGE .......................................................................... 1

   I.         DEFINITIONS .................................................................................... 4

  II.         VARIABLE FUND
                2.1      Variable Fund ....................................................................... 6
                2.2      Amount Of Variable Fund ............................................................. 6
                2.3      Units ............................................................................... 6
                2.4      Unit Value .......................................................................... 6
                2.5      Valuation Factor .................................................................... 6

  III.        DEPOSITS
                3.1      Deposits ............................................................................ 8
                3.2      Crediting Of Deposits ............................................................... 8

  IV.         EXCHANGES
                4.1      Exchange To A Companion Contract Or A Fund .......................................... 9
                4.2      Exchanges From A Companion Contract ................................................. 9

  V.          PAYMENT OF BENEFITS
                5.1      Benefit Payments ................................................................... 10
                5.2      Purchase And Amount Of Annuity ..................................................... 11
                5.3      Small Annuities .................................................................... 11
                5.4      Facility Of Payment ................................................................ 12
                5.5      Misstatements And Adjustments ...................................................... 12
                5.6      Cash Payments Or Loans ............................................................. 12

  VI.         CHARGES
                 6.1     Administration Charge .............................................................. 14
                 6.2     Contract Charge .................................................................... 14
                 6.3     Asset Management Charge ............................................................ 14
                 6.4     Contingent Deferred Sales Charge ................................................... 14
                 6.5     Other Expense Charges .............................................................. 15
                 6.6     Other Expense Withdrawals .......................................................... 15
                 6.7     Payment Of Charges ................................................................. 15
                 [6.8    Premium Tax......................................................................... 15]

                                TABLE OF CONTENTS
                                   (CONTINUED)


  ARTICLE                                                                                                    PAGE

  VII.        PAYMENTS UPON TERMINATION OF PLAN - CONTRACT OR REDUCTION
              IN NUMBER OF PARTICIPANTS

                7.1     Payments Upon Termination Of Plan Or
                        Reduction In Number Of Participants ................................................. 16
                7.2     Termination Of Contract ............................................................. 16

  VIII.       TRANSFERS
                8.1     Notice Of Transfer And Transfer Payments ............................................ 17
                8.2     Variable Fund Unit Cancellations And Transfer Payments .............................. 17

  IX.         GENERAL PROVISIONS
                9.1     Guarantees And Change Of Contract ................................................... 18
                9.2     Contractholder ...................................................................... 19
                9.3     Communication And Notification ...................................................... 19
                9.4     Place Of Payment-Currency ........................................................... 20
                9.5     Certificates ........................................................................ 20
                9.6     Beneficiary-Settlement Options ...................................................... 20
               [9.7     Experience Rate Credits ............................................................. 21]
                9.8     Assignment .......................................................................... 21
                9.9     Information-Records ................................................................. 21
                9.10    Entire Contract-Construction ........................................................ 21






  APPLICATION FOR AND ACCEPTANCE OF GROUP ANNUITY CONTRACT

                              CONTRACT SUMMARY PAGE

                                    GA-P AM29

  Administration Charge:              None.

  Asset Management Charge:            0.60% for Funds selected by the
                                      Contractholder from Primary Funds on the Application. This represents a 0.25% reduction in the standard Asset Management
                                      Charge of 0.85%. 0.60% for Funds selected by the Contractholder from Optional Funds on the Application. This represents a 0.25% reduction in the standard Asset
                                      Management Charge of 0.85%. The Asset
                                      Management Charge will be reviewed, and
                                      changed if appropriate, on the first
                                      Contract Anniversary occurring no earlier than six months from the Effective Date, and on each subsequent Contract
                                      Anniversary. The sum of amounts in this
                                      Contract and the Companion Contract(s),
                                      calculated by averaging the beginning
                                      balances for such contracts for the two
                                      month period prior to the month of the
                                      Contract Anniversary Date, will determine whether or not a change in the Asset
                                      Management Charge applies, per the
                                      following schedule:

                                                          Reduction in the          Reduction in the
          Sum of Amounts in                               Standard Asset            Standard Asset
          this Contract and the                           Management                Management
          Companion Contract(s)                           Charge for Primary        Charge for Optional
          --------------------------------                -------------------       -------------------
           $ 750,000      - $      999,999                      0.35%                      0.30%
           $ 1,000,000    - $    1,499,999                      0.40%                      0.30%
           $ 1,500,000    - $    1,999,999                      0.45%                      0.30%
           $ 2,000,000    - $    2,249,999                      0.51%                      0.31%
           $ 2,250,000    - $    2,499,999                      0.53%                      0.33%
           $ 2,500,000    - $    2,749,999                      0.55%                      0.35%
           $ 2,750,000    - $    3,124,999                      0.57%                      0.37%
           $ 3,125,000    - $    3,499,999                      0.59%                      0.39%
           $ 3,500,000    - $    4,124,999                      0.61%                      0.41%
           $ 4,125,000    - $    4,874,999                      0.63%                      0.43%
           $ 4,875,000    - $    5,749,999                      0.65%                      0.45%
           $ 5,750,000    - $    6,999,999                      0.67%                      0.47%
           $ 7,000,000    - $    8,499,999                      0.69%                      0.49%





                                  -1-                                   VARIABLE

                              CONTRACT SUMMARY PAGE

                                    GA-P AM29

                                                         Reduction in the            Reduction in the
         Sum of Amounts in                               Standard Asset              Standard Asset
         this Contract and the                           Management                  Management
         Companion Contract(s)                           Charge for Primary          Charge for Optional
         --------------------------------                -------------------         -------------------
          $ 8,500,000     - $   9,999,999                    0.71%                         0.51%
          $ 10,000,000    - $  11,499,999                    0.73%                         0.53%
          $ 11,500,000    - $  12,999,999                    0.75%                         0.55%
          $ 13,000,000    - $  14,999,999                    0.77%                         0.57%
          $ 15,000,000    - $  16,999,999                    0.79%                         0.59%
          $ 17,000,000    - $  18,999,999                    0.80%                         0.60%
          $ 19,000,000    - $  21,999,999                    0.81%                         0.61%
          $ 22,000,000    - $  24,999,999                    0.82%                         0.62%
          $ 25,000,000    - $  29,999,999                    0.83%                         0.63%

     If the sum of the amounts in this Contract and the Companion Contract(s) decreases to less than $750,000 during any Contract Year, the Asset Management Charge will be determined in accordance with uniform procedures applicable to all contracts of this class. Any change in the Asset Management Charge will be effective on the next Contract Anniversary.

  Companion Contract(s):       None.
  Contingent Deferred
  Sales Charge:

                                             Deferred Sales
                     Contract Year           Charge Percentage
                           1                            0.00%
                           2                            0.00%
                           3                            0.00%
                           4                            0.00%
                           5                            0.00%
                           6                            0.00%
                           7                            0.00%
                           8                            0.00%
                           9                            0.00%
                      Thereafter                        0.00%

                   The Contingent Deferred Sales Charge Percentage shall be applied to the dollar value of units canceled as provided in this Contract.

  Contract Anniversary:        January 01, 2000, and each January 01 thereafter.

  Contract Charge:             None.



                                  -2-                                   VARIABLE

                              CONTRACT SUMMARY PAGE

                                    GA-P AM29

Creditable Percentage:         100%

Crediting Deposits:            Each Deposit, as described in Article 111, will
                               be credited to the applicable Fund or Funds no later than the third Business Day following its receipt.

Plan:                          Team Financial, Inc. 401(k) Plan.

Processing Exchanges:          Exchanges, as described in Article IV, will be
                               made within three Business Days following receipt of the Contractholder's written request.

Processing Annuity Purchases:  Annuity Purchases, as described in Article V, will be made within 15 Business Days following receipt of the Contractholder's written request.

Processing Cash Payments:      Cash Payments, as described in Article V will be
                               made within five Business Days following receipt of the Contractholder's written request.
                               Processing Payments Upon Plan Termination or
                               Reduction in Number of Participants: Benefit
                               Payments to each affected Participant, as described in Article VII, will be made within 30 calendar days following receipt of the Contractholder's written request.

Processing Transfers:          Transfers, as described in Article VIII, will be
                               made within 12 Business Days following receipt of the Contractholder's written request.

Purchase Rate Basis:           1983 Table A (Male), with Annuitant ages set back
                               10 years and survivor Annuitant ages set back 5 years; 3.0% interest; and 4.0% loading.


Percentage Reduction in
Number of Participants as
defined in Section 1.13:       15%







                                  -3-                                   VARIABLE

                             ARTICLE I - DEFINITIONS

  1.1          ANNUITANT - a person receiving an Annuity.

  1.2 ANNUITY - any benefit in the form of a series of payments due in accordance with the Plan, payable under this Contract.

  1.3 BENEFIT PAYMENT - a distribution that is permitted by the Plan on behalf of a Participant.

  1.4 BUSINESS DAY - each day that the Company's Home Office and the applicable financial institutions for purposes of processing financial transactions are open for business. All requests for transactions that are received after [1:00] p.m. Columbus, Ohio time will be considered to be received on the next Business Day.

  1.5 CASH PAYMENT - a form of Benefit Payment other than an Annuity purchased under this Contract.

  1.6 CONTRACT YEAR - a period beginning on the Effective Date or any Contract Anniversary and ending on the day immediately preceding the next following Contract Anniversary.

  1.7 EMPLOYER - any organization reported to the Company by the Contractholder for inclusion under this Contract, some or all of whose employees are covered under the Plan.

  1.8 FUND - a registered investment management company (mutual fund), specified in the Application, in which assets of a Series will be invested.

  1.9 FUNDING SUCCESSOR - the Plan's and successor plan's trustee and any financial institution providing an investment option to the Plan.

  1.10 OFFICERS - as defined in Section [416] of the Internal Revenue Code and Regulations. If an individual is considered to be an Officer at any time during the term of this Contract, the individual will always be considered as such for purposes of this Contract.

  1.11 OWNERS - as defined in Section [416] of the Internal Revenue Code and Regulations. For purposes of this Contract, an Owner is defined as a [10%] Owner. If an individual is considered to be an Owner at any time during the term of this Contract, the individual will always be considered as such for purposes of this Contract.

  1.12 PARTICIPANT - a person for whom benefits are to be provided under this Contract, in accordance with the Plan, as reported by the Contractholder.

                             ARTICLE I - DEFINITIONS
                                   (CONTINUED)

  1.13 REDUCTION IN NUMBER OF PARTICIPANTS - any reduction of more than the percentage, as set forth on the Contract Summary Page, of the number of Participants under the Plan since the Effective Date of the Contract which is the result of any change in the Plan or action taken by the Employer.

  1.14 SERIES - sub-accounts of the Separate Account to which specific Fund shares are allocated and for which units are separately maintained.

  1.15 SEPARATE ACCOUNT - the "Nationwide Qualified Plans Variable Account' is a segregated investment account maintained by the Company with respect to a portion of its assets in connection with this Contract and certain other Group Annuity Contracts.

               Assets of the Separate Account equivalent to the reserve for this Contract will be invested in shares of the specific Funds elected in the Contract Application.

               The assets of the Separate Account will be held for the sole benefit of all contracts which provide for the dollar amount of the contract values to vary to reflect investment results of the Account.

               All income, gains, losses, and expenses, whether or not realized from assets held in the Separate Account for each Series, shall be credited to or charged against the Separate Account Series without regard to the other income, gains, or losses of the Company. Assets of the Separate Account may not be used by the Company to satisfy the liabilities of the general account.

                           ARTICLE 11 - VARIABLE FUND

  2.1          VARIABLE FUND

               The Company shall establish and maintain a Variable Fund. The Company shall provide to the Contractholder an annual accounting of all financial transactions occurring with respect to this Contract.

  2.2          AMOUNT OF VARIABLE FUND

               The amount of the Variable Fund in Units, as of any date, is equal to the aggregate of the units credited to each Series in accordance with Section [2.3], less any Units cancelled in accordance with Articles [IV, V, VI, VII], and VIII. The amount of the Variable Fund, in dollars, as of any date, is equal to the aggregate of the product of the number of units in the Series and corresponding unit value, as of such date. The dollar value of the Variable Fund is not guaranteed as to either principal or rate of investment return.

  2.3          UNITS

               All deposits made to a Fund, exchanges from a Fund, and exchanges from a Companion Contract will be applied to credit units. The number of units credited is equal to the quotient of the amount applied divided by the applicable Series unit value on the applicable Business Day.

  2.4          UNIT VALUE

               The unit value of any Business Day is equal to the dollar value of one unit for the Business Day.

               The unit value for any Business Day is determined as of the end of the Business Day by multiplying the Fund's Valuation Factor for the Business Day by the Series' unit value for the immediately preceding Business Day.

  2.5          VALUATION FACTOR

               The Valuation Factor represents a means of reflecting, in the unit value, the effective investment return of a Series in the Separate Account. In determining the effective investment return, the Company will take into account the investment income and market value changes after provision for taxes applicable to contracts of this class arising from the operation of such Series.

                            ARTICLE 11 -VARIABLE FUND
                                   (CONTINUED)

  2.5          VALUATION FACTOR (CONTINUED)

              The Valuation Factor for any Business Day is equal to the quotient of (a) divided by (b), where:

              (a) is the dollar amount at the end of the Business Day resulting, after provision for the taxes described in the preceding paragraph and the Asset Management Charge, as set forth on the Contract Summary Page, from [$1,000] in the Series at the end of the immediately preceding Business Day, and

              (b)      is [$1,000].

              The aggregate of the amounts by which the Series is reduced each year for taxes shall be deducted to the extent possible from the Series investment income, and any balance will be deducted from the principal of the Account.

                             ARTICLE III - DEPOSITS

  3.1          DEPOSITS

               The Contractholder may make Deposits to the Company in such amount as may be determined by the Contractholder.

  3.2          CREDITING OF DEPOSITS

               The Contractholder shall advise the Company in writing of a Fund or Funds to which each Deposit is to be credited. The Company reserves the right to limit the number of Funds selected by the Contractholder. With Company approval, the Contractholder may add or delete Funds by submitting written request to the Company.

               Each Deposit, multiplied by the Creditable Percentage set forth on the Contract Summary Page, will be credited to the applicable Fund or Funds as described in the Crediting Deposits provision set forth on the Contract Summary Page.

                             ARTICLE IV - EXCHANGES

  4.1          EXCHANGE TO A COMPANION CONTRACT OR A FUND

               The Contractholder may make an unlimited number of exchanges from a Fund to a Companion Contract or to another Fund. Exchanges may be subject to limitations imposed by a Fund or a Companion Contract, if applicable.

               Exchanges shall be made by cancelling a number of Units equal to the quotient of the amount to be exchanged divided by the Unit Value on the exchange date and crediting the amount to the Companion Contract or to a Fund, in accordance with Section [2.3]. Exchanges shall be completed as described in the Processing Exchanges provision set forth on the Contract Summary Page.

  4.2          EXCHANGES FROM A COMPANION CONTRACT

               The Contractholder may exchange amounts into this Contract from a Companion Contract. Limitations may be imposed by the Companion Contract.

               Any Exchange to be made in accordance with this section shall be made by applying the amount received to credit units, in accordance with Section [2.3], in the designated Fund. Exchanges shall be completed as described in the Processing Exchanges provision set forth on the Contract Summary Page.

                         ARTICLE V - PAYMENT OF BENEFITS

  5.1          BENEFIT PAYMENTS

               Subject to the other provisions of this Contract, upon written notice from the Contractholder, the Company shall purchase Annuities or make Cash Payments in such manner and amounts specified by the Contractholder. The Contractholder may request any one of the following
               Annuity forms on behalf of a Participant:


               [(a) Straight Life Form - This form of Annuity provides payments during the lifetime of the Annuitant. Payments will end with the last payment made on or preceding the Annuitant's date of death.]

               [(b) Joint and Survivor Form - This form of Annuity provides periodic payments during the joint lifetime of the Annuitant and the survivor Annuitant. Periodic payments to the Annuitant will end with the last periodic payment made preceding the Annuitant's death. Upon the Annuitant's death, periodic payments in the amount of [50]%, [66_]%, [751%, or [100]% (as elected by the
                       Annuitant) of the periodic payments payable to the Annuitant, will be continued to the survivor Annuitant, if living. Periodic payments will terminate with the last periodic payment made preceding the later of the date of death of the Annuitant and the survivor Annuitant.]

               [(c) Life With Period Certain Form - This form of Annuity provides payments during the lifetime of the Annuitant. If the death of the Annuitant occurs before the Annuitant has received the specified number of payments (as elected by the Annuitant), the payments remaining will be paid to a Beneficiary designated by the Annuitant. If no Beneficiary has been designated or if the death of the designated Beneficiary occurs before the Annuitant and Beneficiary have received the total number of payments due, the commuted value of the payments remaining will be paid in a single sum. Such payment will be paid to the estate of the last to die of the Annuitant and the designated Beneficiary.]

               Annuity purchases and Cash Payments may be made on any form mutually agreeable between the Company and the Contractholder, in accordance with the provisions of the Plan. The Company will purchase the Annuity or provide the Cash Payment as described in the Processing Annuity Purchases and Processing Cash Payments provisions set forth on the Contract Summary Page.

                         ARTICLE V - PAYMENT OF BENEFITS
                                   (CONTINUED)

  5.2          PURCHASE AND AMOUNT OF ANNUITY

               The Company will purchase an Annuity by cancelling a number of units in the designated Fund or Funds equal to the quotient of the amount to be applied to purchase the Annuity divided by the applicable unit value on the date of cancellation.

               The amount of the Annuity will be determined by dividing the dollar value of the units cancelled, less the amount of state premium tax, if any, by the appropriate purchase rate, which may not be less favorable than the purchase rate determined in accordance with the Purchase Rate Basis set forth on the Contract Summary Page.

               If the number of units requested to be cancelled plus any applicable expense charges and taxes exceed the number therein, the amount of the Annuity will be limited to that which can be purchased by the amount of the Variable Fund remaining after withdrawal of any tax or charges specified in Article [VI].

  5.3          SMALL ANNUITIES

               If the amount to be applied to purchase an Annuity is less than [$3,500], the Company may, instead of purchasing an Annuity, make a Cash Payment to the Participant, Beneficiary, or Contractholder. The Cash Payment will be equal to the amount to be applied, less any tax or charges specified in Article [VI].

                                                                         DC

                         ARTICLE V - PAYMENT OF BENEFITS
                                   (CONTINUED)



  5.4         FACILITY OF PAYMENT

              If any Annuitant is, in the judgment of the Company, legally, physically, or mentally incapable of personally receiving any payment due under this Contract, the Company may make payment or any part thereof to another person, persons, or institutions who, in the opinion of the Company, are then maintaining or have custody of the Annuitant, until claim is made by the duly appointed guardian or other legal representative of the Annuitant. The payment shall constitute a full discharge of the liability of the Company to the extent thereof. Upon notice to the Company of the appointment of a legal guardian or other legal representative, the Company will pay amounts only to the guardian or other legal representative.

  5.5         MISSTATEMENTS AND ADJUSTMENTS

              If the age or any other relevant fact relating to any Annuitant is found to have been misstated, the amount of Annuity payments payable by the Company will be adjusted, unless some other adjustment, satisfactory to the Contractholder and the Company is made. The amount of the adjustment will be made on the basis of the corrected information. The adjustment will be made without changing the date of the first payment. Any adjustment made shall be conclusive on any person affected by the adjustment. The dollar amount of any underpayment made by the Company will be paid in full with the next payment due. The dollar amount of any overpayment by the Company will be deducted to the extent possible from the next payment or payments.

  5.6         CASH PAYMENTS OR LOANS

              The Contractholder may notify the Company in writing that a Cash Payment or loan has become payable in accordance with the Plan. The Contractholder must specify the amount payable by the Company from a Fund or Funds. The Company shall cancel the number of units equal to the quotient of the amount divided by the applicable unit value on the date of cancellation, and shall pay the amount withdrawn to the Participant, Beneficiary, or Contractholder (if a trust), less taxes and applicable charges, in accordance with Article [VI]. If the Cash Payment results from a termination of Plan or Reduction in Number of Participants, the amount payable to each affected Participant or to the Contractholder shall be made in accordance with Section [7.1]. This Section shall not apply to any payment made for the purpose of reinvestment in accordance with the Plan without the approval of the Company.

                         ARTICLE V - PAYMENT OF BENEFITS
                                   (CONTINUED)

  5.6          CASH PAYMENTS OR LOANS (CONTINUED)

               If, at any time, the Contractholder has Plan investment authority, Cash Payments or loans made from this Contract shall be limited to an amount equal to the amount of the Cash Payment or loan times the quotient of the value of this Contract and the amount of total Plan assets. Any Cash Payments or loan amounts made from this Contract which exceed this limit shall be subject to the Contingent Deferred Sales Charge, in accordance with Section [6.4].

               If the number of units to be cancelled for the payment of a Cash Payment or loan exceeds the number of units in the Fund or Funds, the payment will be limited to the dollar amount in the Fund or Funds less taxes and applicable charges.

                              ARTICLE VI - CHARGES

  6.1         ADMINISTRATION CHARGE

              In the event that an Administration Charge is due, as set forth on the Contract Summary Page, the Company shall cancel units in the Fund or Funds specified by the Contractholder equal in number to the quotient of the amount of the charge, divided by the unit value on the date of cancellation.

  6.2         CONTRACT CHARGE

              In the event that a Contract Charge is due, as set forth on the Contract Summary Page, the Company shall cancel the number of units in the Fund or Funds specified by the Contractholder equal to the quotient of the Contract Charge amount divided by the unit value on the date of cancellation.

  6.3         ASSET MANAGEMENT CHARGE

              The Company shall assess the Asset Management Charge, as set forth on the Contract Summary Page, in accordance with Section [2.5].

  [6.4        CONTINGENT DEFERRED SALES CHARGE

              The Contingent Deferred Sales Charge Percentage, set forth on the Contract Summary Page, will be applied to reduce the following:

                           dollar amount of a transfer to a Funding Successor;

                           Cash Payments to Officers and Owners for in-service withdrawals (except loans, financial hardships taken at least [12] months prior to separation of service, and amounts required to be distributed as a result of compliance with Section [401(a)(9)] of the Internal Revenue Code), disability payments if such disability does not meet the Social Security definition, or upon severance of employment or retirement;

                           outstanding loan balances of Officers and Owners upon payment of a Cash Payment on or after severance of employment;

                           Cash Payments resulting from a termination of a Plan or Reduction in Number of Participants; and

                           Cash Payments or loan amounts which exceed the limit specified in Section [5.6].]

                              ARTICLE VI - CHARGES
                                   (CONTINUED)

  6.5          OTHER EXPENSE CHARGES

               For services rendered at the written request of the Contractholder, the Company shall withdraw from a Fund or Funds amounts sufficient to reimburse itself for expenses. The amounts shall be determined by the Company in a manner consistent with its general practices for contracts of this class for services it renders with respect to the Plan or Contract.

  6.6          OTHER EXPENSE WITHDRAWALS

               The Contractholder may notify the Company in writing that the Plan has incurred an expense and may direct that the amount be paid from a Fund or Funds. The Company shall cancel Units equal to the dollar value of the amount and shall pay the amount to the person or entity specified in the notice.

  6.7          PAYMENT OF CHARGES

               With the agreement of the Company, the Contractholder may elect to pay any charge in accordance with Sections [6.1], [6.2], or [6.5] directly to the Company. In this event, the Company shall notify the Contractholder of the amount of such charge, as of the date such charge would otherwise have been withdrawn from a Fund or Funds. If payment of such charge is not received by the Company within [thirty-one (31)] days after the date of the notice, the number of Units equal to the amount of such charge will be cancelled.

  16.8         PREMIUM TAX

               The Company shall cancel Units in the Fund or Funds equal to the amount of any premium tax levied by a state or other government entity in addition to the taxes referred to in Section [5.2].]

    ARTICLE VII - PAYMENTS UPON TERMINATION OF PLAN -CONTRACT OR REDUCTION IN
                             NUMBER OF PARTICIPANTS

  7.1          PAYMENTS UPON TERMINATION OF PLAN OR REDUCTION IN NUMBER
               OF PARTICIPANTS

               In the event that the Contractholder requests a payment from the Contract due to Plan termination, merger of the Plan, or Reduction in Number of Participants, the Contractholder shall give written direction to the Company, in accordance with Section [9.3], to make payments in one of the following manners:

               (a)     purchase an Annuity for each affected Participant;

               (b) use all or a portion of the Variable Fund to make Cash Payments to each affected Participant in accordance with Section [5.6]. In this event, the Company will pay the amounts in accordance with Article [VIll], less taxes and applicable charges in accordance with Article [VI];

               (c) use all or a portion of the Variable Fund to make payment to a Funding Successor, in accordance with Section [8.2].

               Payments will be made as described in the Processing Payments Upon Plan Termination or Reduction in Number of Participants provision set forth on the Contract Summary Page.

               If any amount remains in the Variable Fund after all liabilities of the Plan have been satisfied, the Company will pay the amount to the Contractholder in accordance with Section [8.2]. Experience Rate Credits which would otherwise be credited after the Plan is terminated and after the Variable Fund has been exhausted, will be paid to the Contractholder in cash.

  7.2          TERMINATION OF CONTRACT

               This Contract shall terminate on the date coinciding with:

               (a) the day each Fund is exhausted by cancellation of Units, or

               (b) the day no further Annuity payments are payable hereunder, whichever occurs later.

                            ARTICLE VILL - TRANSFERS

  8.1         NOTICE OF TRANSFER AND TRANSFER PAYMENTS

              The Contractholder may, at any time, give written direction to the Company to cancel all or part of the units in a Fund to provide transfer Payments to a Funding Successor.

              The unit cancellation will be made as described in the Processing Transfers provision set forth on the Contract Summary Page.

  8.2         VARIABLE FUND UNIT CANCELLATIONS AND TRANSFER PAYMENTS

              The Company shall make a Transfer payment to the Funding Successor equal to the product of the number of units cancelled and the unit value on the date of cancellation less taxes and applicable charges in accordance with Article [VI].

              The Transfer payment will be made as described in the Processing Transfers provision set forth on the Contract Summary Page.

                         ARTICLE IX - GENERAL PROVISIONS

  9.1          GUARANTEES AND CHANGE OF CONTRACT

               The Company guarantees that the Contingent Deferred Sales Charge Percentage set forth on the Contract Summary Page will not be changed.

               The Company guarantees that no provision of the Contract will be changed before the fifth Contract Anniversary. The Company reserves the right to change the provisions of this Contract at any time thereafter, by giving written notice to the Contractholder not less than [ninety (90)] days before the effective date of the change.

               Any portion of this Contract added or changed will be guaranteed by the Company for one year against subsequent change.

               Notwithstanding the other provisions of this Section, the Company may amend the Contract when, in the opinion of the Company, an amendment is necessary to protect the Company from adverse financial impact due to any amendment to or modification of the Plan, changes in the administrative practices adhered to by the Plan, changes in investment options offered by the Plan, or the action of any legislative, judiciary, or regulatory body, which impact the Contract.

               If the shares of a Fund should no longer be available for investment by the Separate Account or if, in the judgment of the Company, further investment in the shares of a Fund should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Fund for Fund shares already purchased or to be purchased in the future.

               This Contract may also be changed in any respect, at any time, by written agreement between the Contractholder and the Company.

               No change will adversely affect the rights of any Participant with respect to an Annuity purchased before the effective date of the change unless:

                (a) the change is required by a governmental agency, or

                (b) the consent of each Participant in interest is obtained.

                         ARTICLE IX - GENERAL PROVISIONS
                                   (CONTINUED)

  9.1          GUARANTEES AND CHANGE OF CONTRACT (CONTINUED)

               No agent or other person except an officer of the Company or other Home Office official to whom authority has been delegated has authority to change this Contract, to extend the times for payment of Deposits, to waive any charges, or to bind the Company by making any promise, representation or by giving any information. Any change, extension, waiver, promise, or representation shall not be construed as authority, or act as a precedent, for the same or similar act performed by the Company on another occasion.

  9.2          CONTRACTHOLDER

               The Contractholder shall be the representative under this Contract of each Employer. The Contractholder may appoint an authorized representative. The authorized representative must be mutually agreeable to both the Company and the Contractholder. The Company will deal only with the Contractholder or its authorized representative. The Company shall be entitled to rely on any action taken or omitted by the Contractholder or its authorized representative pursuant to the terms of this Contract. For purposes of this Article, Contractholder shall mean the Contractholder or its authorized representative.

  9.3          COMMUNICATION AND NOTIFICATION

               All communications to the Contractholder or to the Company, as required under this Contract, shall be in writing. The written communication shall be addressed to the Contractholder at its principal office or to the Company at its Home Office. The Contractholder shall notify the Company of the following events [thirty (30)] days prior to the effective date of the event:

                 (a) amendment or modification of the Plan;

                 (b) change in the administrative practices adhered to by the
                     Plan;

                 (c) change in the Investment Options offered by the Plan;

                 (d) Reduction in Number of Participants;

                 (e) Plan termination; or merger with another Plan for all or a class of Participants.

               The Contractholder shall notify the Company of a merger, consolidation, or reorganization by the Employer within [thirty
               (30)] days after the effective date of the event.

                         ARTICLE IX - GENERAL PROVISIONS
                                   (CONTINUED)

  9.4          PLACE OF PAYMENT-CURRENCY

               All Deposits and other amounts payable by the Contractholder shall be payable to the Company at its Home Office. All payments by the Company under this Contract shall be payable at its Home Office, except where payment at any other place is required by an applicable law.

               All monies payable under this Contract, whether to or by the Company, shall be in lawful money of the United States of America.

  9.5          CERTIFICATES

               The Company will issue an Annuity certificate to each person for whom an Annuity is purchased under this Contract, as of the date the first payment is made. In addition, if any applicable law requires, the Company will issue a descriptive certificate to the Contractholder for delivery to each Participant. Each descriptive certificate will describe the benefits to which the person or Participant is entitled under this Contract.

  9.6          BENEFICIARY-SETTLEMENT OPTIONS

               If this Contract provides for payment of any amount or amounts after the death of an Annuitant to a person other than a survivor Annuitant, payment shall be made to a Beneficiary designated by such Annuitant. An Annuitant may change a Beneficiary previously designated.

               Any designation or change shall be made by filing a request with the Company on a form satisfactory to it, and shall become effective when entered upon the records of the Company. After any such designation or change is entered, it shall relate back and take effect as of the date of the request, but without prejudice to the Company on account of any payments made by it before receipt of such request.

               The interest of any Beneficiary shall cease upon death, unless the Annuitant has directed otherwise. If there is no designated Beneficiary to receive any amount which becomes payable to a Beneficiary, the amount shall be payable to the estate of the last to die of the Annuitant and the Beneficiary.

               The Company, in determining the existence, ages, or any other facts relating to any persons designated as Beneficiaries, either as a class or otherwise, may rely solely on any affidavit or other evidence deemed satisfactory by it, and each and every payment made by it in reliance thereon will, to the extent of such payment, be a valid discharge of its obligation under this Contract.

                         ARTICLE IX - GENERAL PROVISIONS
                                   (CONTINUED)

  9.6          BENEFICIARY-SETTLEMENT OPTIONS (CONTINUED)

               If any payments other than a single sum become payable to one or more Beneficiaries, and if the monthly amount of the payments payable to any Beneficiary is less than [$20], or if the Beneficiary is other than a natural person receiving payments in its own right, the Company may, instead of making the payments, pay the commuted value thereof in full settlement of its liability such the payments.

               If at any time the amount that would be payable in a single sum to the Beneficiary, if such Annuitant were to die at that time, exceeds [$3,500], the Annuitant and the Company may arrange, by mutual agreement, a mode of settlement other than payment in a single sum. If no mode of settlement has been arranged before the death of an Annuitant, the Beneficiary and the Company may then mutually agree upon a mode of settlement for the benefit of the Beneficiary other than payment in a single sum.

  9.7          EXPERIENCE RATE CREDITS

               This Contract will be experience rated each calendar year by application of the Company's experience rating plan enforce during such year. Any experience rate credits which may arise through such application will be credited to the Fund specified by the Contractholder, except as provided in Section [7. 1

  9.8          ASSIGNMENT

               Except insofar as may be contrary to any applicable laws, all Benefit Payments under this Contract are not assignable and are not subject to the claims of any creditor.

  9.9          INFORMATION-RECORDS

               The Contractholder shall furnish all information which the Company may reasonably require for the administration of this Contract. If the Contractholder cannot furnish this information, the Company may request the person concerned to furnish such information. The Company will not be liable for the fulfillment of any obligations until it receives all requested information in a form satisfactory to it.

  9.10         ENTIRE CONTRACT-CONSTRUCTION

               This document, together with the attached Application, constitute the entire Contract.

               This Contract will be construed according to the laws of the jurisdiction set forth on the cover page of this document.

                     APPLICATION FOR GROUP ANNUITY CONTRACT
                                     MADE TO
                        NATIONWIDE LIFE INSURANCE COMPANY
                               (CALLED NATIONWIDE)
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216

TRUSTEE(S) OF THE TEAM FINANCIAL, INC- 401(k) PLAN                         TRUST
        (EXACT NAME OF APPLICANT, E.G., ABC COMPANY, INC. OR TRUSTEES OF
                       XYZ COMPANY. INC. RETIREMENT TRUST)

The Applicant applies for Group Annuity Contract Form No. APO-2243. The Applicant approves and accepts the terms of the Contract. The Applicant certifies that to the best of its knowledge.,

The Applicant has the authority to enter into the Contract. The Applicants plan qualifies under Section 401 of the Internal Revenue Code. If not so qualified, describe type of plan:_______________________________________________________
The Applicant, if a sole proprietorship or partnership: is a financially sophisticated law, accounting, investment banking, pension consulting, or investment advisory firm with financial/business knowledge and experience, capable of adequately representing its interests and those of its employees; or has obtained the advice of an independent expert financial or business adviser having no affiliation or material business relationship with Nationwide Life, and capable of adequately representing the interest of the Applicant and its employees: and the plan covers only employees of a single employer or employees of interrelated partnerships. This Contract is a permissible investment under the Applicants plan.

If Nationwide fails to accept this Application, the value of each Fund will be refunded.

Raymond James Financial Services is designated to receive any commissions payable under this Contract.

I hereby represent that I have selected the funds as described on the reverse side of this application. (Application, number APO-3322)

/s/ John Freeman                                  /s/ Michael L. Gibson
-------------------------------------------       ----------------------------
Signature of  Licensed Agent License Number        Applicant Signature

                                                      Michael L. Gibson
-------------------------------------------       ----------------------------
Signature of Licensed Agent License Number         Typed or Printed Name

                                                      President
                                                   ---------------------------
                                                      Title (Trustee, If
                                                      Applicable)

    Paola                              KS                  1/21/99
--------------                        -----        ---------------------------
Signed At City                        State                  Date

ALL CONTRACT VALUES BASED ON THE INVESTMENT RESULTS OF A VARIABLE FUND ARE VARIABLE (MAY INCREASE OR DECREASE) AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

APO-3322                                         Case Number 240-70191 (10/98)

         The Contract shall include the following Funds of the Separate Account.

                PRIMARY PLUS                               INVESCO FUNDS:                                   PRIMARY
                Public Funds                                                                             Public Funds
                ------------                     INVESCO Dynamics Fund                                   ------------
              AMERICAN CENTURY:                  INVESCO Total Return Fund                              AMERICAN CENTURY:
    Income & Growth - Advisor Class                      LAZARD FUNDS:                            Benham Short Term Government
     Twentieth Century International                Lazard Small Cap Open Fund                    Twentieth Century Growth
     Growth - Advisor Class                               NEUBERGER & BERMAN:                     Twentieth Century Ultra
                  DREYFUS:                      [X] Genesis Trust                                        JANUS FUNDS:
     A Bonds Plus, Inc.                             Guardian Trust                                 Janus Fund
 [X] Appreciation Fund, Inc.                        Partners Trust                            [X]  Janus Twenty Fund
     Balanced Fund, Inc.                                OPPENHEIMER FUNDS:                    [X]  Janus Worldwide Fund
     Dreyfus Third Century Fund, Inc.               Global Fund                                 NEUBERGER & BERMAN:
                 FEDERATED:                               PRESTIGE ADVISOR:                     Limited Maturity Trust
     Federated Bond Fund - Class F                  Balanced Fund - Class A
 [X] Federated High Yield Trust                     International Fund - Class A
           FIDELITY ADVISOR FUNDS:                  Large Cap Growth Fund - Class A
     Balanced Fund - Class A                     Large Cap Value Fund - Class A
 [X] Equity Income Fund - Class A                   Small Cap Fund - Class A X
     Growth Opportunities Fund - Class A                   STRONG FUNDS:
     High Yield Fund - Class T                      Strong Common Stock Fund
         FRANKLIN MUTUAL SERIES:                          TEMPLETON FUNDS:
    Mutual Shares Fund - Class I                    Templeton Foreign Fund - Class I
    NATIONWIDE ADVISORY SERVICES, INC.:                    WARBURG PINCUS:
      Bond Fund - Class D                           Emerging Growth Fund
      Fund - Class D                                Global Fixed Income Fund
      Growth Fund - Class D                                Insurance Funds
      Intermediate U.S. Government Bond                   NATIONWIDE FUNDS:
      Fund - Class D                                Nationwide Small Company Fund
  [X] Money Market Fund
      S&P 500 Index Fund R                          Personal Portfolio Series

         XX     Fidelity Puritan Fund -- Optional  Fund
         XX     Fidelity Asset Manager -- Optional Fund
         XX     S & P 500 Indexed Fund -- Primary Fund
         XX     Fidelity VIP Contrafund Portfolio  -- Optional Fund

       APO-3322                      Case Number 240-70191               (10/98)

                     GENERAL PURPOSES AND LIMITATIONS OF THE
                             KANSAS LIFE AND HEALTH
                         INSURANCE GUARANTY ASSOCIATION
                             K.S.A. 40-3001 et. seg.

                                   DISCLAIMER

  THE KANSAS LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION MAY NOT PROVIDE COVERAGE FOR ALL OR A PORTION OF THIS POLICY. IF COVERAGE IS PROVIDED IT MAY BE SUBJECT TO SUBSTANTIAL LIMITATIONS OR EXCLUSIONS, AND IS DEPENDENT UPON CONTINUED RESIDENCE IN KANSAS. THEREFORE YOU SHOULD NOT RELY UPON COVERAGE BY THE KANSAS LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION IN SELECTING AN INSURANCE COMPANY OR IN SELECTING AN INSURANCE POLICY. INSURANCE COMPANIES AND THEIR AGENTS ARE PROHIBITED BY LAW FROM USING THE EXISTENCE OF THE KANSAS LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION IN SELLING YOU ANY FORM OF AN INSURANCE POLICY, OR TO INDUCE YOU TO PURCHASE ANY FORM OF AN INSURANCE POLICY. EITHER THE KANSAS LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION OR THE KANSAS INSURANCE DEPARTMENT WILL RESPOND TO ANY QUESTIONS YOU MAY HAVE REGARDING THIS DOCUMENT.

  THE KANSAS LIFE AND HEALTH
  INSURANCE GUARANTY ASSOCIATION
  300 Southwest Eighth Avenue
  Topeka, Kansas 66603

  THE KANSAS INSURANCE DEPARTMENT
  420 Southwest Ninth Street
  Topeka, Kansas 66612

  This is a summary of the basic provisions of the Kansas Life and Health Insurance Guaranty Association Act. It is only a summary, and does not provide an in depth analysis of that act. Nothing in this summary modifies the rights of persons who are protected by the act, or the rights or duties of the association.

  The purpose of the Kansas Life and Health Insurance Guaranty Association Act is to protect certain individuals' who purchase life insurance, annuities or health insurance in Kansas. The act provides for the establishment of a funding mechanism to pay benefits or provide insurance coverage to individuals when a life or health insurance company is unable to meet its obligations by reason of insolvency or financial impairment.

However, not all individuals with a right to recover under life or health insurance policies are protected by the act. An individual is only provided protection when:

1. the individual, regardless of where they reside, except for nonresident certificate holders under group policies or contracts, is the beneficiary, assignee or payee of a covered policy or contract holder,

2. the individual policy or contractholder is a resident of the State of Kansas,

3. the individual is not a resident of the State of Kansas, but only with respect to an annuity contract which has been awarded pursuant to a judgement or settlement agreement in a medical malpractice liability action,

4. the individual is not a resident of the State of Kansas, but only under all of the following conditions:

     a.  the impaired or insolvent insurer was a Kansas domestic insurer; and

     b. the insurer never has a license to do business in the state the individual resides and

     c. the state in which the individual resides has an association similar to this state's; and

     d. the individual is not eligible for coverage by the association of the state in which the individual resides.

Additionally, the association may not provide coverage for the entire amount the individual expects to receive from the policy. The association does not provide coverage for any portion of the policy where the individual has assumed the risk, for any policy of reinsurance, for interest rates that exceed a specified average rate, for employers' plans that are self funded, for parts of plans that provide dividends or credits in connection with the administration of the policy, for policies sold by companies not authorized to do business in Kansas, or for any unallocated annuity contract. Also, the association will not provide coverage where any guaranty protection is provided to the individual under the laws of the insolvent or impaired insurer's state of domicile.

The act also limits the amount the association is obligated to pay individuals on various policies. The association does not pay more than the amount of the contractual obligation of the insurance company. Regardless of the number of policies or contracts the association is not obligated to pay amounts over $100,000 in net cash surrender and benefits for life insurance, $100,000 net cash surrender and benefits for health insurance, $100,000 in the present value of annuity benefits unless the annuity contract is awarded pursuant to a judgement or settlement agreement in a medical malpractice liability action. Finally, the association is never obligated to pay more than $200,000 in the aggregate for the above coverages as respects any one life.

                                   ENDORSEMENT

                     Group Separate Account Annuity Contract
                (APO-2243, APO-2243-NM, APO-2243-NY, APO-2243-OR,
         APO-2243-Wl, APO-2243-MO, APO-2243-WA, APO-2954, AND APO-1472)

                 Attached to and made a part of this Contract by

                        NATIONWIDE LIFE INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                               COLUMBUS, OH 43215

WHEREAS, the above referenced group annuity contract was issued to Trustee(s) of the Team Financial, Inc. 401(k) Plan Trust (the "Contractholder") by NATIONWIDE LIFE INSURANCE COMPANY (the "Company"); and

WHEREAS, the Company and the Contractholder wish to modify this contract pursuant to Section 9.1.

  NOW, THEREFORE, the Company hereby endorses the Contract as follows:

1.The Asset Management Charge on the Contract Summary page is hereby revised to read as follows:


  Asset Management Charge:    0.40% for Funds selected by the Contractholder
                              from Primary Plus on the Application. This represents a 0.45% reduction in the standard Asset
                              Management Charge of 0.85%.

                              0.60% for Funds selected by the Contractholder from Primary on the Application. This represents a 0.25% reduction in the standard Asset Management Charge of 0.85%.

                              0.60% for Funds selected by the Contractholder from Optional on the Application. This represents a 0.25% reduction in the standard Asset Management Charge of 0.85%.

APO-3220                             1                                 GA-P AM29

                              The Asset Management Charge will be reviewed, and changed if appropriate, on the first Contract Anniversary occurring no earlier than six months from the Effective Date of this endorsement and on each Contract Anniversary thereafter. The sum of amounts in this Contract and the Companion Contract(s), calculated by averaging the beginning balances for such contracts for the two month period prior to the month of the Contract Anniversary Date, will determine whether or not a change in the Asset Management Charge applies, per the following schedule:


  Sum of Amounts in this Contract         Reduction in the         Reduction in the      Reduction in the
  and the Companion Contract (s)          Standard Asset           Standard Asset        Standard Asset
                                          Management               Management            Management
                                          Charge for. Primary      Charge for            Charge for
                                          Plus                     Primary               Optional
  $   760,000 -.$   999,999                         0.55%                  0.35%                 0.30%
  $ 1,000,000 - $ 1,499,999                         0.60%                  0.40%                 0.30%
  $ 1,500,000 - $ 1,999.999                         0.65%                  0.45%                 0.30%
  $ 2,000,000 - $ 2,249,999                         0.71%                  0.51%                 0.31%
  $ 2,250,000 - $ 2,499,999                         0.73%                  0.53%                 0.33%
  $ 2,500,000 - $ 2,749,999                         0.75%                  0.55%                 0.35%
  $ 2,750,000 - $ 3,124,999                          077%                  0.57%                 0.37%
  $ 3,125,000 - $ 3,499,999                         0.79%                  0.59%                 0.39%
  $ 3,500,000 - $ 4,124,999                         0.81%                  0.61%                 0.41%
  $ 4,125,000 - $ 4,874,999                         0.83%                  0.63%                 0.43%
  $ 4,875,000 - $ 5,749,999                         0.85%                  0.65%                 0.45%
  $ 5,750,000 - $ 6,999,999                         0.87%                  0.67%                 0.47%
  $ 7,000,000-. $ 8,499,999                         0.89%                  0.69%                 0.49%
  $ 8,500,000 - $ 9,999,999                         0.91%                  0.71%                 0.51%
  $10,000,000 - $11,499,999                         0.93%                  0.73%                 0.53%
  $11,500,000 - $12,999,999                         0.95%                  0.75%                 0.55%
  $13,000,000 - $14,999,999                         0.97%                  0.77%                 0.57%
  $15,000,000 - $16,999,999                         0.99%                  0.79%                 0.59%
  $17,000,000 - $18,999,999                         1.00%                  0.80%                 0.60%
  $19,000,000 - $21,999,999                         1.01%                  0.81%                 0.61%
  $22,000,000 - $24,999,999                         1.02%                  0.82%                 0.62%
  $25,000,000 - $29,999,999                         1.03%                  0.83%                 0.63%

                              If the sum of amounts in this Contract and the Companion Contract(s) decreases to less than $750,000 during any Contract Year, the Asset Management Charge will be determined in accordance with uniform procedures applicable to all contracts of this class. Any change in the Asset Management Charge will be effective on the next Contract Anniversary.

2. The Contract Summary Page is hereby modified to include the following:

   Managed Segregated Asset Account Investment Management, and Administrative
   Charges:


                Personal Portfolio Series 6                          1.25%
                Personal Portfolio Series 5                          1.25%
                Personal Portfolio Series 4                          1.15%
                Personal Portfolio Series 3                          1.10%
                Personal Portfolio Series 2                          1.00%
                Personal Portfolio Series 1                          1.00%

3. Article 1, DEFINITIONS is hereby modified by deleting Section 1.8 (which is
   Section 1.5 in APO-1472) and its respective definition and replacing it in its entirety. Sections 1.16 and 1.17 (which are Sections 1.12 and 1.13 in APO-1472) are being added as follows:

(1.5)1.8 FUND - a Mutual Fund or a sub-account of the Managed. Segregated Asset Account specified in the Application, in which assets of a Series will be invested.

(1.12)1.16      MANAGED SEGREGATED ASSET ACCOUNT or ("MANAGED ACCOUNT") the
                Nationwide Pensions Managed Variable Account which is a segregated account maintained by the Company with respect to a portion of its assets in connection with this Contract and certain other group annuity contracts.

                The Managed Account will be divided into sub-accounts each of which is composed of a portfolio of investments with distinct. risk and reward characteristics which reflect the investment preferences of Participants. Each portfolio may consist of domestic and foreign

(1.12)1.16      MANAGED SEGREGATED ASSET ACCOUNT or ("MANAGED ACCOUNT")
                continued

                company common and preferred stocks; domestic and foreign debt securities; cash equivalent securities; cash; and any other investment suitable for a retirement plan qualified under
                Section 401 of the Internal Revenue Code.

                The assets of the Managed Account will be held for the sole benefit of all contracts which provide for the dollar amount of contract values to vary to reflect investment results of the Managed Account.

                All, income, gains, and losses, whether or not realized from assets allocated to the Managed Account shall be credited to or charged against the Managed Account without regard to the other income, gains or losses of the Company. There shall also be charged against the Managed Account - the amounts that are determined by the Company to be allocable to the Managed Account as investment expense and as contributions to any statutory special contingent reserve fund established for the Managed Account.

                The dollar value of the Managed Account in any Business Day is equal to the sum of the dollar values of the sub-accounts in each Business Day.

(1.13)1.17      MUTUAL FUND - a registered investment management company.

4. Article 11, Section 21, Variable Fund is hereby modified as follows:

   SECTION 2.1 VARIABLE FUND

   The Company shall establish and maintain one or more Variable Funds reflecting the Contracts' experience in the Separate Account and the Managed Segregated Asset Account. The Company shall provide to the Contractholder an annual accounting of all financial transactions occurring with respect to this Contract.

5. Article 11, Section 2.5, Valuation Factor is hereby deleted in its entirety and replaced as follows:





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

   SECTION 2.5 VALUATION FACTOR

   The Valuation Factor for the Separate Account represents 2 means of reflecting, in the unit value, the effective investment return of a Series in the Separate Account. In determining the effective investment return, the Company will take into account the investment income and market value changes after provision for taxes applicable to contracts of this class arising from the operation of such Series and after provision for the Asset Management Charge set forth in the Contract Summary Page. The Valuation Factor for a Series for any Business Day is equal to the quotient oil (a) divided by (b), where:

   (a) is the dollar amount at the end of the Business Day resulting, after provision for the taxes described in the preceding paragraph and the Asset Management Charge, from $1,000 in the Series at the end of the immediately preceding Business Day, and

   (b)     is $1,000.

   The aggregate of the amounts by which the Series is reduced each year for taxes, if any, shall be deducted to the extent possible from the Series investment income, and any balance will be deducted from the principal of the Separate Account.

   The Valuation Factor for the sub-accounts of Managed Segregated Asset Account represents a means of reflecting, in the unit value, the effective investment return of a sub-account. In determining the effective investment return, the. Company will take into account the investment income and market value changes after provision for the Managed Segregated. Asset Account Investment Management and Administrative Charges set forth on the Contract Summary Page. If there is no readily available market as to any portion of the Managed Segregated Asset Accounts assets, the Company will value that portion at fair market value in accordance with accepted accounting practices and applicable laws and regulations.

   The Valuation Factor for a sub-account for any Business Day is equal to the quotient of (a) divided by (b), where:.






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


   SECTION 2.5 VALUATION FACTOR continued

   (a) is the dollar amount at the end of the Business Day resulting, after provision for the Managed Segregated Asset Account Investment Management and Administrative Charges, from $1,000 in the sub-account at the end of the immediately preceding Business Day, and

   (b)      is $1,000.

   The aggregate of the amounts by which the sub-account is reduced each year for taxes, if any, shall be deducted to the extent possible from the sub-account investment income, and any balance Will be deducted from the principal of the Managed Account.

6. Article IX - General Provisions, Section 9.1, Guarantees and. change of Contract is modified as follows:

   9.1 GUARANTEES AND CHANGE OF CONTRACT

   The second paragraph (the first paragraph in APO-1472) is deleted in its entirety and replaced with the following:

   The Company guarantees that no provision of the Contract except the Managed Segregated Asset Account investment policy will be changed before the second Contract Anniversary. The Company reserves the right to change the provisions of this Contract at any time thereafter, by giving written notice to the Contractholder not less than ninety (90) days before the effective date of the change.





   /s/ Joseph J. Gasper                          /S/ Gordan E. McCutcheon
      PRESIDENT                                          SECRETARY



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